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                                                               EXHIBIT 10.3(a)

RFS HOTEL INVESTORS, INC.
SCHEDULE OF TERMS OF SALE AND
  PURCHASE AGREEMENTS
FOR AGREEMENTS IN 1996


                                  Purchase        Sale
                                   Price          Price
                                   -----          -----
RESIDENCE INN HOTEL -           14,250,000
Sacramento, CA
HAMPTON INN HOTEL -              5,900,000
Houston, TX
DOUBLETREE HOTELS -             16,500,000
Del Mar, CA
COURTYARD BY MARIOTT HOTEL -     6,300,000
Flint, MI
RAMADA INN HOTEL -                              3,900,000
Lexington, KY